Hatteras Core Alternatives Institutional Fund, L.P.	Schedule of Investments
June 30, 2023
Hatteras Core Alternatives Institutional Fund, L.P. (1)

Investments in Hatteras Master Fund, L.P., at Value - (100.56%)	$ 21,908,747
Liabilities in Excess of Other Assets - (-0.56%)	(122,079)
Partners’ Capital — (100.00%)	$ 21,786,668

(1) Invests the majority of its assets in Hatteras Master Fund, L.P.
The Schedule of Investments of Hatteras Master Fund, L.P. is included below.

Hatteras Master Fund LP	Schedule of Investments
	June 30, 2023

Investments in Private Preferred Equity — (101.42%)	Shares	Cost	Fair Value
The Beneficient Company Group, L.P. - Preferred Series B-2 Unit Accounts (a)		305,104,509	123,396,237
Total Investments in Private Preferred Equity		305,104,509	123,396,237

Total Investments — (101.42%)		305,104,509	123,396,237
Liabilities in Excess of Other Assets — (-1.42%)			(1,731,616)
Partners’ Capital — (100.00%)			121,664,621

(a) Private Preferred Equity security has limited resale or redemptions terms.

Valuation of Investments

The Hatteras Master Fund, L.P. (the “Fund”) classifies its assets and liabilities that are reported at fair value, not valued using net asset value (“NAV”) as the practical expedient into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

Investments at Value	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Investment Type
Private Preferred Equity	$-	$-	$123,396,237	$-	$123,396,237
Total Investments	$-	$-	$123,396,237	$-	$123,396,237

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on recurring basis:

Level 3 Investments	Balances as of March 31, 2023	Transfers into/ (out of)	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Distributions	Gross Purchases	Gross Sales	Balance as of June 30, 2023
Private Preferred Equity	$327,430,767	$-	$-	$(204,034,530)	$-		$-	$123,396,237
Total Level 3 Investments	$327,430,767	$-	$-	$(204,034,530)	$-	$-	$-	$123,396,237

For the period ended June 30, 2023, there were no transfers into or out of Level 1, Level 2 or Level 3.

Should a transfer between Levels occur, it is the Fund’s policy to recognize transfers in and out of all Levels at the beginning of reporting period.

The change in unrealized appreciation/(depreciation) during the period from Level 3 investments held at June 30, 2023 is $(204,034,530).

Type of Level 3 Investment	Fair Value as of June 30, 2023	Unobservable Input	Range	Weighted Average of Unobservable Inputs
Private Preferred Equity	$123,396,237	Transaction Price, plus accrued interest	N/A	N/A
Total Level 3 Investments	$123,396,237